AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                        AMERICAN CENTURY MUNICIPAL TRUST

             SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION

                      SUPPLEMENT DATED FEBRUARY 2, 1998 TO

            American Century California Tax-Free And Municipal Funds
          Statement of Additional Information dated December 15, 1997, and to
                        American Century Municipal Trust
           Statement of Additional Information dated September 2, 1997


ON PAGE 6 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS, THE SECOND PARAGRAPH UNDER THE HEADING "SHORT-TERM SECURITIES (VARIABLE-PRICE FUNDS)" IS DELETED.

ON PAGE 6 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS, PLEASE INSERT THE FOLLOWING PARAGRAPH ABOVE THE SECTION TITLED "CONCENTRATION OF ASSETS IN OBLIGATIONS ISSUED TO FINANCE SIMILAR PROJECTS OR FACILITIES".

OTHER INVESTMENT COMPANIES

   Each of the funds may invest up to 5% of its total assets in any money market fund, including those advised by the manager, provided that the investment is consistent with the fund's investment policies and restrictions. Under the Investment Company Act of 1940 (the "Investment Company Act"), the fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the fund's total assets with respect to any one investment company and (c) 10% of the fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

ON PAGE 8 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY MUNICIPAL TRUST, PLEASE DELETE THE FIRST SENTENCE UNDER THE HEADING "OTHER INVESTMENT COMPANIES" AND REPLACE WITH THE FOLLOWING.

   Each of the funds may invest up to 5% of its total assets in any money market fund, including those advised by the manager, provided that the investment is consistent with the fund's investment policies and restrictions.

ON PAGE 16 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS AND ON PAGE 14 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY MUNICIPAL TRUST, PLEASE INSERT THE FOLLOWING PARAGRAPH ABOVE THE SECTION TITLED "TAXES".

MULTIPLE CLASS PERFORMANCE ADVERTISING

   Pursuant to the Multiple Class Plan, the funds may issue additional classes of existing funds or introduce new funds with multiple classes available for purchase. To the extent a new class is added to an existing fund, the manager may, in compliance with SEC and NASD rules, regulations and guidelines, market the new class of shares using the historical performance information of the original class of shares. When quoting performance information for the new class of shares for periods prior to the first full quarter after inception, the original class' performance will be restated to reflect the expenses of the new class. For periods after the first full quarter after inception, actual performance of the new class will be used.

ON PAGE 20 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS AND ON PAGE 19 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY MUNICIPAL TRUST, PLEASE DELETE THE REFERENCES TO JAMES M. BENHAM AND JAMES E. STOWERS III UNDER THE HEADING OF "TRUSTEES AND OFFICERS-TRUSTEES" AND INSERT THE FOLLOWING:

   *WILLIAM M. LYONS, Trustee (1998). Mr. Lyons is President, Chief Operating Officer and General Counsel of ACC; Executive Vice President and General Counsel of ASC and ACIS; Assistant Secretary of ACC; and Secretary of ACS and ACIS.

   *JAMES E. STOWERS III,  Chairman of the Board of Trustees  (1998) and Trustee
(1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; Chief Executive Officer and Director of ACS and ACIS.

ON PAGE 21 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS AND ON PAGE 19 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY MUNICIPAL TRUST, PLEASE DELETE THE PARAGRAPHS UNDER THE HEADING OF "TRUSTEES AND OFFICERS-OFFICERS" AND REPLACE WITH THE FOLLOWING:

   RICHARD W. INGRAM, President (1998); Executive Vice President and Director of Client Services and Treasury Administration, Funds Distributor, Inc. (FDI). Mr. Ingram joined FDI in 1995. Prior to joining FDI, Mr. Ingram served as Vice President and Division Manager of First Data Investor Services Group, Inc. (from March 1994 to November 1995) and before that as Vice President, Assistant Treasurer and Tax Director-Mutual Funds of The Boston Company, Inc. (from 1989 to 1994).

   *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Vice President and Associate General Counsel, ACS.

   *MARYANNE ROEPKE, CPA, Treasurer (1995) and Vice President (1998); Vice President and Assistant Treasurer of ACS.

   CHRISTOPHER J. KELLEY, Vice President (1998); Vice President and Associate General Counsel of FDI. Mr. Kelley joined FDI in 1996. Prior to joining FDI, Mr. Kelley served as Assistant Counsel at Forum Financial Group (from April 1994 to July 1996) and before that as a compliance officer for Putnam Investments (from 1992 to 1994).

   MARY A. NELSON, Vice President (1998); Vice President and Manager of Treasury Services and Administration of FDI. Ms. Nelson joined FDI in 1995. Prior to joining FDI, Ms. Nelson served as Assistant Vice President and Client Manager for The Boston Company, Inc. (from 1989 to 1994).

   *JON ZINDEL, Tax Officer (1997); Director of Taxation (1996); Tax Manager, Price Waterhouse LLP (1989).

   *C. JEAN WADE, Controller, (1996).

ON PAGE 25 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS AND ON PAGE 23 IN THE STATEMENT OF ADDITIONAL INFORMATION OF AMERICAN CENTURY MUNICIPAL TRUST, PLEASE DELETE THE FIRST SENTENCE UNDER THE HEADING "DISTRIBUTION OF FUND SHARES" AND REPLACE WITH THE FOLLOWING:

   The Funds' shares are distributed by FDI, a registered broker-dealer.


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                                                                  American
                                                               Century(reg.sm)


                                                                 P.O. Box 419200
                                                          Kansas City, Missouri
                                                                     64141-6200
                                                 1-800-345-2021 or 816-531-5575

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